EXHIBIT A

                                   PROMISSORY NOTE

          New York, New York                               January 28, 1994

                    FOR VALUE RECEIVED, the undersigned unconditionally promises to pay to the order of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) (the "Bank"), at its principal office, One Chase Manhattan Plaza, New York, New York 10081 (the "Principal Office"), for the account of the Lending Office (as hereinafter defined), the principal amount of each loan endorsed on the schedule attached hereto and made a part hereof (including any continuations, the "Schedule") on the maturity date of such loan as shown on the Schedule, and to pay interest on the unpaid balance of the principal amount of such loan from and including the date of such loan (as shown on the Schedule) to such maturity date at a rate per annum equal to: (a) a variable rate equal to: the higher of (i) the Federal Funds Rate plus 1/2 of 1% and (ii) the Prime Rate (such higher rate being the "Variable Rate" and such loan a "Variable Rate Loan"); or (b) a fixed rate 1 and 1/8% above the Eurodollar Rate applicable to such loan (such loan a "Eurodollar Loan"); or (c) a fixed rate as the Bank may in its discretion offer to the undersigned and the undersigned amy accept (such loan an "Offered Rate Loan"). Any principal not paid when due shall bear interest from maturity until paid in full at a rate per annum equal to the Default Rate (as defined below). Interest shall be payable on the relevant Interest Payment Date (as defined below). Interest shall be calculated on the basis of a year of 365 or 366 days (in the case of Variable Rate Loans) and 360 days (in the case of the Eurodollar Rate and Offered Rate Loans) and, in each case, for the actual days elapsed. All payments hereunder shall be made in lawful money of the United States and in immediately available funds. Any extension of time for the payment of the principal of this note resulting from the due date falling on a non-Banking Day shall be included in the computation of interest. The date, and Interest Periods (as defined in the Letter Agreement) of, and the interest rates with respect to, the loans and any payments of principal shall be recorded by the Bank on its books and prior to any transfer of this note (or, at the discretion of the Bank, at any other time) endorsed by the Bank on the Schedule, which shall be conclusive in the absence of manifest error; provided, however, that the Bank's failure to endorse the Schedule shall not affect the undersigned's obligations hereunder.

                    1. Certain Definitions. As used herein, the following terms shall have the corresponding meanings:

                         (a)  "Banking Day" means any day on which
          commercial banks are not authorized or required to close in New York City and, where such term is used in the definition of "Eurodollar Rate" or refers to the Eurodollar Rate, which is also a day on which dealings in U.S. dollar deposits are carried out in the London interbank market.

                         (b)  "Default Rate" means, in respect of any
          amount not paid when due, a rate per annum during the period commencing on the due date until such amount is paid in full equal to: (a) if a Variable Rate Loan, a floating rate 2% above the rate of interest thereon (including any margin); (b) if an Offered Rate Loan or Eurodollar Loan, a fixed rate 2% above the rate of interest in effect thereon (including the margin) at the time of default until the end of the then current Interest Period (as defined in the Letter Agreement) therefor and, thereafter, a floating rate 2% above the Variable Rate (including any margin).

                         (c) "Eurodollar Rate" means (i) the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Banking Days prior to the first day of an Interest Period (as defined in the Letter Agreement) during which the Eurodollar Rate will accrue for the offering by the Bank to leading banks in the London interbank market of U.S. dollar deposits having a term comparable to such loan and in an amount comparable to the principal amount of such loan divided by (ii) 1 minus the Reserve Requirement.

                         (d) "Federal Funds Rate" means, for any day, the rate per annum (expressed on a 365/366 basis of calculation, if the rate hereunder is so calculated) equal to the weighted average of the rates on overnight Federal funds transactions as published by the Federal Reserve Bank of New York for such day (or for any day that is not a Banking Day, for the immediately preceding Banking Day).

                         (e) "Interest Payment Date" means for any loan hereunder, the first day commencing after such loan as follows:
          (i) for any Variable Rate Loan, the last Banking Day of each March, June, September and December; (ii) for any Offered Rate Loan, at 90-day intervals; (iii) for any Eurodollar Loan, at three month intervals; (iv) for any amount accruing interest at the Default Rate, on demand; and (v) for any amount, upon maturity and any repayment.

                         (f) "Lending Office" means the Principal Office or such other office (or affiliate) as the Bank may from time to time specify.

                         (g) "Prime Rate" means that rate of interest from time to time announced by the Bank at the Principal Office as its prime commercial lending rate.

                         (h) "Regulatory Change" means any change after the date hereof in United States federal, state or foreign laws

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
          or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including the Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                         (i)  "Reserve Requirement" means, for any
          Eurodollar Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the term of such Loan under Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time ("Regulation D") by member banks of the Federal Reserve System in New York City with deposits exceeding one billion U.S. dollars against "Eurocurrency liabilities" (as such term is used in Regulation
          D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined or (ii) any category of extensions of credit or other assets which include Eurodollar Loans.

                    2. Related Letter Agreement. Loans evidenced hereby are made pursuant to that certain letter agreement dated January 28, 1994, between the Bank and the undersigned (the "Letter Agreement").

                    3. Additional Costs, Etc. (a) If as a result of any Regulatory Change, the Bank determines that the cost to the Bank of making or maintaining any Eurodollar Loan evidenced hereby is increased, or any amount received or receivable by the Bank hereunder is reduced, or the Bank is required to make any payment in connection with an transaction contemplated hereby, then the undersigned shall pay to the Bank on demand such additional amount or amounts as the Bank determines will compensate the Bank for such increased cost, reduction or payment.

                         (b) If it becomes unlawful for the Bank or its Lending Office to maintain a Eurodollar Loan, the Bank shall promptly notify, the Borrower, and such Loan shall be thereby converted into a Variable Rate Loan on the date specified by the Bank.

                         (c) If there is any payment of a Eurodollar Loan prior to its stated maturity (by reason of acceleration or otherwise), the undersigned will promptly pay the Bank on demand an amount determined by the Bank in good faith sufficient to compensate it for such payment.

                    4. Events of Default. If any of the following events shall occur and be continuing: (a) the undersigned shall fail to pay the principal of, or interest on, this note, or any other amount payable under this note, as and when due and payable; (b) any representation or warranty made or deemed made by the undersigned in this note or the Letter Agreement (or otherwise executed in connection with this note) (this note and the Letter Agreement of the undersigned being the, "Facility Documents") or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Documents, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; (c) the undersigned shall fail to perform or observe any term, covenant or agreement contained in any Facility Document on its part to be performed or observed; (d) the undersigned shall fail to pay when due any indebtedness (including but not limited to indebtedness for borrowed money) or if any such indebtedness shall become due and payable, or shall be capable of becoming due and payable at the option of any holder thereof, by acceleration of its maturity; or if there shall be any default by the undersigned under any agreement relating to such indebtedness; provided that this subsection (d) shall not apply to that certain Credit Agreement (the "Credit Agreement") dated as of January 15, 1993 among the undersigned, the Bank, as agent, and the banks signatory, thereto, (e) the undersigned shall fail to pay when due any indebtedness under the Credit Agreement or if any such indebtedness shall become due and payable by acceleration of its maturity; or (f) the undersigned:
          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as its debts become due;
          (ii) shall make an assignment for the benefit of creditors; (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation; (iv) shall have any such petition filed against it in which an adjudication is made or order for relief is entered or which shall remain undismissed for a period of 30 days or shall consent or acquiesce thereto; (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property; in any such case, if the Bank shall elect by notice to the undersigned, the unpaid principal amount of this note, together with accrued interest, shall become forthwith due and payable; provided that in the case of an event of default under clause (f) above, the unpaid principal amount of this note, together with accrued interest, shall immediately become due and payable without any notice or other action by the Bank.

                    5. Miscellaneous. (a) The undersigned waives presentment, notice of dishonor, protest and any other formality with respect to this note.

                         (b) The undersigned agrees to reimburse the Bank on demand for all costs, expenses and charges (including without limitation, fees and charges of external legal counsel for the Bank and costs allocated by its internal legal department) in connection with the preparation, interpretation, performance or enforcement of this note and the Letter Agreement.

                         (c) This note shall be binding on the undersigned and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns, except that the undersigned may not delegate any obligations hereunder without the prior written consent of the Bank.

                         (d) The undersigned consents to the nonexclusive jurisdiction and venue of the state and federal courts located in the City of New York. Service of process by the Bank in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address specified below. The undersigned waives any right the undersigned may have to jury trial.

                         (e)  This note shall be governed by and
          interpreted and construed in accordance with the law of the State of New York, provided that the foregoing is not intended to limit the maximum rate of interest which may be charged or collected by the Bank hereon if, under the law applicable to it, the Bank may charge or collect such interest at a higher rate than is permissible under the law of said State. In no case shall the interest hereon exceed the maximum amount which the Bank may charge or collect under such law applicable to it.

                                           LADD FURNITURE INC.




                                          By
                                              Name: William S. Creekmuir
                                              Title: Senior Vice President,
                                                     Chief Financial Officer,
                                                     Secretary and Treasurer

                    Loan Number,   Maturity   Amount of    Balance
                     Amount and    Date of   Payment and  Remaining  Notation
             Date  Interest Rate     Loan    Loan Number    Unpaid    Made By

                                      EXHIBIT B

                       (Letterhead of counsel to the Borrower)




                                                       [Closing Date]





          The Chase Manhattan Bank, N.A.
          1 Chase Manhattan Plaza
          New York, New York 10081

          Ladies and Gentlemen:

                    We have acted as counsel to Ladd Furniture Inc. (the "Borrower") in connection with the execution and delivery of that certain Letter Agreement (the "Letter Agreement") dated as of [January 28, 1994] between the Borrower and The Chase Manhattan Bank, N.A. (the "Lender") and the Note (as defined in the Letter Agreement) executed by the Borrower in connection with the Letter Agreement. Except as otherwise defined herein, all terms used herein and defined in the Letter Agreement, the Note or any agreement delivered thereunder shall have the meanings assigned to them therein.

                    In connection with this opinion, we have examined executed copies of the Facility Documents and such other documents, records, agreements and certificates as we have deemed appropriate. We have also reviewed such matters of law as we have considered relevant for the purpose of this opinion.

                    Based upon the foregoing, we are of the opinion that:

                    1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

                    2. The execution, delivery and performance by the Borrower of the Facility Documents have been duly authorized by all necessary corporate action and do not and will not: (a) contravene the Borrower's charter or bylaws or any applicable law or any contractual provision binding on or affecting the Borrower.

                    3. Each Facility Document is, or when delivered under the Letter Agreement will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.


                                         -2-


                    4. To the best of our knowledge (after due inquiry), there are no pending or threatened actions, suits or proceedings against or affecting the Borrower before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of the Borrower or the ability of the Borrower to perform its obligations under the Facility Documents.

                                           Very truly yours,



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